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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): June 4, 2003

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                       1-16455                76-0655566
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


         1111 LOUISIANA STREET
             HOUSTON, TEXAS                             77002
(Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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     In this Form 8-K, and in each Exhibit included as a part of the Form 8-K,
"Reliant Resources" refers to Reliant Resources, Inc., and "we," "us" and "our" refer to Reliant Resources, Inc. and its subsidiaries, unless we specify or the context indicates otherwise.

ITEM 5.   OTHER EVENTS.

    Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K, which are incorporated by reference herein, give effect to the following items within our Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and historical consolidated financial statements, as reported in our Annual Report on Form 10-K/A for the year ended December 31, 2002:

     o certain reclassifications necessary to present our European energy operations as discontinued operations in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" as a result of our signing an agreement to sell these operations in February 2003 (see note 23 to our consolidated financial statements included in Exhibit
          99.4 of this Form 8-K);

     o certain reclassifications to present the extinguishment of debt originally recorded in 2000 as an extraordinary item to a component of discontinued operations in accordance with SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections" (see note 2(t) to our consolidated financial statements included in Exhibit 99.4 of this Form 8-K);

     o certain reclassifications between our wholesale energy segment and our retail energy segment, as effective January 1, 2003, we began reporting our Electric Reliability Council of Texas (ERCOT) generation facilities, which consists of seven power generation units at two facilities with an aggregate net generation capacity of 805 MW located in Texas, in our retail energy segment rather than our wholesale energy segment (see note 20 to our consolidated financial statements included in Exhibit 99.4 of this Form 8-K); and

     o the pro forma financial statement effect for each of the three years ended December 31, 2002, as if we had adopted SFAS No. 143, "Accounting for Asset Retirement Obligations" as of January 1, 2000 (see note 22 to our consolidated financial statements included in Exhibit 99.4 of this Form 8-K).

    The items discussed above did not affect net income for each of the five years in the period ended December 31, 2002.

    Except as otherwise expressly noted, the financial statement disclosures, management estimates and forward-looking statements contained in this Current Report on Form 8-K have not been updated to reflect any developments subsequent to December 31, 2002.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

    When we make statements containing projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, or when we make statements containing any other projections or estimates about our assumptions relating to these types of statements, we are making "forward-looking statements." These statements usually relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook" and other similar words. However, the absence of these words does not mean that the statements are not forward-looking. Although we believe that the expectations and the underlying assumptions reflected in our forward-looking statements are reasonable, there can be no assurance that these



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expectations will prove to be correct. Forward-looking statements are not guarantees of future performance or events. Such statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements.

    In addition to the matters described in this report and the exhibits hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements:

     o the application of, or changes in, the laws and regulations to which we are subject;

     o the outcome of pending lawsuits, governmental proceedings and investigations;

     o the effects of competition, including the extent and timing of the entry of additional competitors in our markets;

     o    liquidity concerns in our markets;

     o the degree to which we successfully integrate the operations and assets of Orion Power Holdings, Inc. into our wholesale energy segment;

     o the successful and timely completion and start-up of our construction projects;

     o the timing and extent of changes in commodity prices and interest rates;

     o the availability of adequate supplies of fuel, water, and associated transportation necessary to operate our generation portfolio;

     o weather variations and other natural phenomena, which can affect the demand for power from or our ability to produce power at our generating facilities;

     o financial market conditions and our access to capital, including availability of funds in the capital markets;

     o the creditworthiness or bankruptcy or other financial distress of our counterparties;

     o    actions by rating agencies with respect to us or our competitors;

     o    acts of terrorism or war;

     o    the availability and price of insurance;

     o the reliability of the systems, procedures and other infrastructure necessary to operate our retail electric business, including the systems owned and operated by the independent system operator in ERCOT;

     o political, legal, regulatory and economic conditions and developments in the United States;

     o    the successful operation of deregulating power markets; and

     o the resolution of the refusal by certain California market participants to pay our receivables balances and the resolution of the refund methodologies.

    Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

              99.1  Selected Financial Data.

              99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.

              99.3  Quantitative and Qualitative Disclosures About Market Risk.

              99.4 Financial Statements and Supplementary Data of Reliant Resources, Inc. and Subsidiaries.

              99.5  Independent Auditors' Consent.

              99.6  Glossary of Terms.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   RELIANT RESOURCES, INC.
                                                          (Registrant)



Date: June 4, 2003                               By: /s/ Thomas C. Livengood
                                                      -------------------------
                                                      Thomas C. Livengood
                                                      Vice President and
                                                      Controller




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                                  EXHIBIT INDEX

Exhibit
Number         Exhibit Description
------         -------------------
99.1           Selected Financial Data.

99.2           Management's Discussion and Analysis of Financial Condition and
               Results of Operations.

99.3           Quantitative and Qualitative Disclosures About Market Risk.

99.4           Financial Statements and Supplementary Data of Reliant Resources,
               Inc. and Subsidiaries.

99.5           Independent Auditors' Consent.

99.6           Glossary of Terms.